THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Third Amendment” or this “Amendment”) is entered into as of May 28, 2013, by and among HORIZON CREDIT II LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature page hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), as the arranger and administrative agent for the Lenders (in such capacity, “Agent”), with reference to the following facts, which shall be construed as part of this Third Amendment:

RECITALS

A.          Borrower, Lenders and Agent have entered into that certain Loan and Security Agreement dated as of July 14, 2011, as amended by that certain First Amendment to Loan and Security Agreement dated as of May 30, 2012 and that certain Second Amendment to Loan and Security Agreement dated as of December 17, 2012 (as amended or modified from time to time, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

B.          Borrower has requested that Lenders and Agent agree to amend certain provisions of the Loan Agreement, and Lenders and Agent are willing to do so to the extent provided in, and subject to the terms and conditions of, this Third Amendment.

C.          As of the date hereof, WFCF is the sole Lender under the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.          Ratification of Existing Loan Documents. Each of the parties acknowledges, confirms, and ratifies the provisions of the Loan Agreement and the other Loan Documents, which shall be unmodified and shall continue to be in full force and effect in accordance with their terms except as expressly provided under this Third Amendment.

2.          Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

2.1          Addition of New Definition. Section 1.1 of the Loan Agreement is amended by adding in appropriate alphabetical order the following new definition of the term “Third Amendment”:

“Third Amendment” means the Third Amendment to Loan and Security Agreement, dated as of May 28, 2013, by and among Lenders, Agent and Borrower.

2.2          Amendment to LIBOR Rate Margin. Section 1.1 of the Loan Agreement is amended by deleting the existing text of the definition of the term “LIBOR Rate Margin,” and replacing it with the following amended and restated version thereof:

“LIBOR Rate Margin” means (a) from July 14, 2011, through and including April 30, 2013, four percent (4.00%) and (b) from May 1, 2013 through and including the Maturity Date, three and one-quarter of one percent (3.25%).

2.3          Amendment to List of Approved Third-Party Lenders. Schedule A-1 to the Loan Agreement is amended by deleting the existing text thereof and replacing it with the amended and restated version thereof attached as Exhibit A to this Third Amendment.

3.          Conditions Precedent. Notwithstanding any other provision of this Third Amendment, this Third Amendment shall be of no force or effect, and Lenders and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:

3.1          Third Amendment and other Documents in Connection therewith. Agent shall have received this Third Amendment, duly executed by Borrower, each Lender, and Agent; and

3.2          No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing.

4.          Representations and Warranties regarding Loan Agreement. Borrower hereby represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) Borrower has previously advised Agent in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date hereof. Borrower hereby further represents and warrants that no event has occurred and is continuing, or would result from the transactions contemplated under this Third Amendment, that constitutes or would constitute a Default or an Event of Default.

5.          Miscellaneous.

5.1          Headings. The various headings of this Third Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Third Amendment or any provisions hereof.

5.2          Counterparts. This Third Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Third Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

5.3          Interpretation. No provision of this Third Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

5.4          Complete Agreement. This Third Amendment, together with the other Loan Documents, constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto.

5.5          GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

5.6          Effect. Upon the effectiveness of this Third Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

5.7          Conflict of Terms. In the event of any inconsistency between the provisions of this Third Amendment and any provision of the Loan Agreement, the terms and provisions of this Third Amendment shall govern and control.

5.8          No Novation or Waiver. Except as specifically set forth in this Third Amendment, the execution, delivery and effectiveness of this Third Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent or Lenders under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Loan and Security Agreement as of the day and year first above written.

HORIZON CREDIT II LLC,
a Delaware limited liability company, as Borrower

By:	/S/Robert D. Pomeroy, Jr.
Name:	Robert D. Pomeroy, Jr.
Title:	Chief Executive Officer

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company,
as Agent and as a Lender

By:	/S/Randy Allemang
Name:	Randy Allemang
Title:	Vice President

EXHIBIT A

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THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

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